Exhibit 10.1

FIRST AMENDING AGREEMENT

TO

THE CREDIT AGREEMENT

BETWEEN:

KINDER MORGAN COCHIN ULC
as Principal Borrower

and

TRANS MOUNTAIN PIPELINE ULC
as NEB Reserve Borrower

and

THE PERSONS PARTY THERETO
FROM TIME TO TIME IN THEIR CAPACITIES AS LENDERS

and

ROYAL BANK OF CANADA
as Administrative Agent

and with

RBC CAPITAL MARKETS, CANADIAN IMPERIAL BANK OF COMMERCE, THE BANK OF NOVA SCOTIA AND TD SECURITIES
as Co-Lead Arrangers and Joint Bookrunners

January 23, 2018

FIRST AMENDING AGREEMENT

THIS AGREEMENT is made as of January 23, 2018,

BETWEEN:

KINDER MORGAN COCHIN ULC, as Principal Borrower, and TRANS MOUNTAIN PIPELINE ULC, as NEB Reserve Borrower (hereinafter referred to collectively as the “Borrowers”),

OF THE FIRST PART,

- and -

THE FINANCIAL INSTITUTIONS NAMED ON THE SIGNATURE PAGES HERETO,

OF THE SECOND PART,

- and -

ROYAL BANK OF CANADA, a Canadian chartered bank, as agent of the Lenders (hereinafter referred to as the “Agent”),

OF THE THIRD PART.

WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as hereinafter set forth;

AND WHEREAS the amendments and supplements set forth herein require the consent and agreement of the Required Lenders and Lenders holding no less than 66 2/3% of the Total Commitment have provided their consent and agreement to such amendments and supplements as evidenced by their respective signature pages hereto;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1.             Interpretation

1.1          In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:

“Agreement” means this agreement, as amended, modified, supplemented or restated from time to time.

“Credit Agreement” means the credit agreement made as of June 16, 2017 between the Borrowers, the financial institutions party thereto and the Agent.

1.2          Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.

1.3          The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.  Unless the context otherwise requires, references herein to “Sections” are to Sections of this Agreement.  The terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto.

1.4          This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.

1.5          The amendments contained herein shall be effective as of the date of this Agreement.

2.             Agreements and Acknowledgements

2.1          Changes to Definitions

Section 1.1 of the Credit Agreement is hereby amended by:

(a)                                 deleting the reference to “June 30, 2021” in the definition of “Outside Date” and replacing it with “March 31, 2022”; and

(b)                                 adding therein the following definitions in the applicable alphabetical order:

“Non-Project Business” means all assets, property and undertakings used in connection with the business of the Obligors, other than any such assets, property and undertakings that relate solely to the Project.

“Pro Forma Consolidated Total Funded Debt to Consolidated EBITDA Ratio” means, as at any Drawdown Date in respect of a Drawdown under the Working Capital Facility, the ratio of (a) Consolidated Total Funded Debt as of such date, inclusive of any Drawdowns proposed to be made on such date, to (b) Consolidated EBITDA, calculated as of the last twelve (12) months ending on the date of the then most recently ended Fiscal Quarter for which financial statements have been delivered to the Agent pursuant to Section 9.4(a)(i) or (ii), as the case may be.

“Project Related Default” has the meaning attributed thereto in Section 8.2(b)(ii)(C)(II).

2.2          Certain Conditions and Representations

(a)                                 Paragraph 3.2(a) of the Credit Agreement is amended to add the word “and” after the semi-colon at the end thereof.

(b)                                 Paragraphs 3.2(b) and (c) of the Credit Agreement are deleted in their entirety and replaced with the following:

“(b)(i) in respect of any Drawdown under the Construction Facility or Contingent Facility, the provisions of Section 8.2(a) shall be satisfied, or (ii) in respect of any Drawdown under Working Capital Facility, the provisions of Section 8.2(b) shall be satisfied”.

(c)                                  Subparagraphs (c)(ii) of Section 3.3, (c)(ii) of Section 3.4, and (f)(i) and (p) of Section 8.1 of the Credit Agreement are each hereby amended by deleting the references therein to “materially delay Project Completion” and replacing each of them with “delay Project Completion beyond the Outside Date”.

2.3          Representations for Drawdowns under the Working Capital Facility

Section 8.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a)                                 On the date that any Drawdown is made under the Construction Facility or Contingent Facility by the applicable Borrower pursuant hereto:

(i)                                     each of the representations and warranties contained in Section 8.1 shall be true and correct in all material respects as if made on such Drawdown Date (excluding those representations and warranties which are expressly made as of a specific date only and, in the case of any NEB Reserve Drawdown, excluding those representations and warranties which would not be true as a direct or indirect result of the event, circumstance or occurrence giving rise to the requirement to make a NEB Reserve Drawdown); and

(ii)                                  the applicable Borrower shall be deemed to have represented to the Agent and the Lenders that, except as has otherwise been notified to the Agent in writing and has been waived by the Lenders in accordance herewith, no Default or Event of Default has occurred and is continuing (other than, in the case of any NEB Reserve Drawdown, those which are a direct or indirect result of the event, circumstance or occurrence giving rise to the requirement to make a NEB Reserve Drawdown) nor will any such event occur as a result of the aforementioned Drawdown.

(b)                                 On the date that any Drawdown is made under the Working Capital Facility by the Principal Borrower pursuant hereto:

(i)                                     if on the applicable Drawdown Date, the Pro Forma Consolidated Total Funded Debt to Consolidated EBITDA Ratio is greater than or equal to 4.50:1, then (A) each of the representations and warranties contained in Section 8.1 shall be true and correct in all material respects as if made on such Drawdown Date (excluding those representations and warranties which are expressly made as of a specific date only); and (B) the Principal Borrower shall be deemed to have represented to the Agent and the Lenders that, except as has otherwise been notified to the Agent in writing and has been waived by the Lenders in accordance herewith, no Default or Event of Default has occurred and is continuing nor will any such event occur as a result of the aforementioned Drawdown; or

(ii)                                  if on the applicable Drawdown Date, the Pro Forma Consolidated Total Funded Debt to Consolidated EBITDA Ratio is less than 4.50:1, then:

(A)                               each of the representations and warranties contained in subparagraphs (a), (d), (g), (i), (k) (but subject to clause (C) below), (l), (n), (o), (q), (s), (w), (x), (y), (z), (aa) and (bb) of Section 8.1 shall be true and correct in all material respects as if made on such Drawdown Date (excluding those representations and warranties which are expressly made as of a specific date only);

(B)                               each of the representations and warranties contained in subparagraphs (b), (c), (e)(i), (e)(iii), (e)(iv), (f)(i), (h), (j), ( m), (r), (t), (u), (cc), (dd) and (ee) of Section 8.1 shall be true and correct in all material respects as if made on such Drawdown Date but only to the extent each such representation and warranty relates to the Non-Project Business (and for certainty, for the purpose of this Section 8.2(b)(ii)(B), each such representation and warranty will not apply to the Material Projects Agreements, the Project, any Property comprising any part of the Project, or the Applicable Laws, Required Permits, Environmental Permits or other Governmental Authorizations that apply to the Project) and each such representation and warranty is to be construed and interpreted accordingly;

(C)                               the Principal Borrower shall be deemed to have represented to the Agent and the Lenders that, except as has otherwise been notified to the Agent in writing and has been waived by the Lenders in accordance herewith, no

(I)                                   Event of Default, or

(II)                              Default (other than a Default arising from a breach of (x) subparagraphs (h)(i), (h)(ii), (h)(iv), (h)(v) and (i) of Section 9.1, or (y) subparagraphs (b)(iii), (b)(iv), (b)(v), (c), (d), (e), (f), (g) and (o) of Section 9.1, but only to the extent any such breach in (y)

relates solely to the Material Projects Agreements, the Project, any Property comprising any part of the Project, or the Applicable Laws, Required Permits, Environmental Permits or other Governmental Authorizations that apply to the Project, which, in any such case, has not yet resulted in an Event of Default (each such Default in clauses (x) and (y) above being referred to herein as a “Project Related Default”)), has, in either case, occurred and is continuing nor will any such event occur as a result of the aforementioned Drawdown (and provided that, solely for the purpose of this Section 8.2(b)(ii)(C), if on the date that such representation is deemed to be made there is an Investment Grade Rating, then the words “have a Material Adverse Effect or” in Section 9.1(h)(iv) shall be deemed to be deleted from such section in determining whether there has been a Default thereunder) ; and

(D)                               for certainty, each of the representations and warranties contained in subparagraphs (e)(ii), (f)(ii), (p), (v) and (ff) of Section 8.1 shall not be made or otherwise repeated on the applicable Drawdown Date.

2.4          Project Default — Cure Period

Section 12.1(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(d)         Breach of Other Covenants.  if any Obligor or Pledgor fails to observe or perform any covenant or obligation herein or in any other Loan Document on its part to be observed or performed (other than a covenant or obligation whose breach or default in performance is specifically dealt with elsewhere in this Section 12.1) and such failure remains unremedied for a period of (i) in the case of a Project Related Default, 90 days (or such longer period as may be agreed to by the Required Lenders, acting reasonably and having regard to the subject matter of such failure), or (ii) in the case of all other Defaults, 30 days, in either case, after written notice of such default is delivered by the Agent to the Principal Borrower;”.

2.5          Other Corollary Changes

(a)                                 Schedule F-1 of the Credit Agreement is hereby deleted in its entirety and replaced with the form of schedule contained in Exhibit 1 hereto.

(b)                                 Schedule O-1 of the Credit Agreement is hereby amended by deleting the reference in section 4 therein to “June 30, 2021” and replacing it with “March 31, 2022”.

3.             Representations and Warranties

The Principal Borrower hereby represents and warrants as follows to the Agent and each of the Lenders and acknowledges and confirms that the Agent and each of the Lenders are relying upon such representations and warranties:

(a)                                 Capacity, Power and Authority

(i)                                     The Borrowers have been duly incorporated or amalgamated and are validly subsisting under the laws of their respective governing jurisdiction and have all the requisite corporate capacity, power and authority to carry on their respective business as presently conducted and, if applicable, as contemplated to be carried on under the Material Project Agreements and to own their respective property; and

(ii)                                  Each Borrower has the requisite corporate capacity, power and authority to execute and deliver this Agreement.

(b)                                 Authorization; Enforceability

Each Borrower has taken or caused to be taken all necessary action to authorize, and has duly executed and delivered, this Agreement, and this Agreement is a legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject only to applicable bankruptcy, insolvency or other laws of general application limiting the enforceability of creditors’ rights, and to the general principles of equity.

(c)                                  Compliance with Other Instruments

Neither the execution and delivery of this Agreement by the Borrowers, nor compliance with the terms and conditions of any of them, has resulted, or will result, in (i) a violation of the articles, by-laws, unanimous shareholders’ agreement or other constating or governing documents of any of them or any resolutions passed by the directors or shareholders thereof, or (ii) a breach of, or constitute a default under, any loan agreement, indenture, trust deed or any other agreement or instrument to which any Obligor is a party or by which it or any of its Property is bound, or requires any consent thereunder other than such as has already been received, except to the extent that such breach, default or failure would not reasonably be expected to have a Material Adverse Effect.

(d)                                 Credit Agreement Representations and Warranties

Each of the representations and warranties of the Principal Borrower set forth in Section 8.1 of the Credit Agreement is true and accurate in all material respects as of the date hereof other than any representations and warranties which expressly speak of an earlier date.

(e)                                  No Default

No Default or Event of Default has occurred or is continuing or shall result from or exist immediately after the coming into effect of the agreements and supplements to the Credit Agreement contemplated hereby.

(f)                                   Subsidiaries

The Borrower has no Subsidiaries other than as set out in Schedules I and J of the Credit Agreement.

The representations and warranties set out in this Agreement shall survive the execution and delivery of this Agreement, notwithstanding any investigations or examinations which may be made by or on behalf of the Agent, the Lenders or Lenders’ legal counsel.  Such representations and warranties shall survive until the repayments of the Outstandings and the cancellation of the Credit Facilities.

4.             Confirmation of Credit Agreement and other Loan Documents

The Credit Agreement and the other Loan Documents to which either Borrower is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and effect and the Credit Agreement as amended and supplemented by this Agreement and each of the other Loan Documents to which either Borrower is a party is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect as herein amended and supplemented, with such agreements and supplements being effective from and as of the date hereof.

5.             Further Assurances

The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as shall be reasonably required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.

6.             Enurement

This Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

7.             Time of Essence

Time shall be of the essence of this Agreement.

8.             Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.  Such executed counterparts may be delivered by facsimile or other electronic transmission and, when so delivered, shall constitute a binding agreement of the parties hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

PRINCIPAL BORROWER:

KINDER MORGAN COCHIN ULC

By:	/s/ Dax A. Sanders
Dax A. Sanders
Chief Financial Officer

NEB RESERVE BORROWER:

TRANS MOUNTAIN PIPELINE ULC

By:	/s/ Dax A. Sanders
Dax A. Sanders
Chief Financial Officer

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

AGENT:

ROYAL BANK OF CANADA

By:	/s/ Authorized Signatory
Name:
Title:

By:
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

LENDERS:

ROYAL BANK OF CANADA

By:	/s/ Authorized Signatory
Name:
Title:

By:
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

THE BANK OF NOVA SCOTIA

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

THE TORONTO-DOMINION BANK

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

NATIONAL BANK OF CANADA

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

BANK OF MONTREAL

By:	/s/ Authorized Signatory
Name:
Title:

By:
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

JPMORGAN CHASE BANK, N.A. (TORONTO BRANCH)

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

BANK OF AMERICA, N.A., CANADA BRANCH

By:	/s/ Authorized Signatory
Name:
Title:

By:
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

MIZUHO BANK, LTD.

By:	/s/ Authorized Signatory
Name:
Title:

By:
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

BARCLAYS BANK PLC

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CANADA BRANCH

By:	/s/ Authorized Signatory
Name:
Title:

By:
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

CHINA CONSTRUCTION BANK, TORONTO BRANCH

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

SUMITOMO MITSUI BANKING CORPORATION, CANADA BRANCH

By:	/s/ Authorized Signatory
Name:
Title:

By:
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

HSBC BANK CANADA

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

SUNTRUST BANK

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

FIPPGV/PX (INVESTMENTS) LTD.

By:	/s/ Authorized Signatory
Name:
Title:

By:
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

ALBERTA TREASURY BRANCHES

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

FEDERATION DES CAISSES DESJARDINS DU QUEBEC

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

UNITED OVERSEAS BANK LTD., VANCOUVER BRANCH

By:	/s/ Authorized Signatory
Name:
Title:

By:
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

BANK OF CHINA (CANADA)

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

BANK OF CHINA TORONTO BRANCH

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

INDUSTRIAL AND COMMERCIAL BANK OF CHINA (CANADA)

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

CANADIAN WESTERN BANK

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page — First Amending Agreement — Kinder Morgan Cochin ULC]

Exhibit 1 to the First Amending Agreement dated January 23, 2018

SCHEDULE F-1

TO THE KINDER MORGAN COCHIN ULC CREDIT AGREEMENT
MADE AS OF JUNE 16, 2017

FORM OF DRAWDOWN NOTICE FOR WORKING CAPITAL FACILITY

TO:	Royal Bank of Canada, as Agent 20 King Street West, 4th Floor Toronto, ON M5H 1C4 Attention: Manager, Agency Telecopier: (416) 842-4023

RE:

Credit Agreement made as of June 16, 2017 among Kinder Morgan Cochin ULC as Principal Borrower (the “Principal Borrower”), Trans Mountain Pipeline ULC (the “NEB Reserve Borrower”), those persons party thereto from time to time in their capacities as lenders, and Royal Bank of Canada, as administrative agent (such credit agreement, as it may be amended, supplemented or otherwise modified or restated from time to time, referred to as the “Credit Agreement”).

1.                                      The Drawdown Date is the        day of                   , 20      (the “Calculation Date”)

2.                                      Pursuant to Section 2.5 of the Credit Agreement, the undersigned hereby irrevocably requests that the following Drawdown(s) under the Working Capital Facility be made available:

Type of Loan	Principal Amount	Interest Period

Prime Loan

USBR Loan

Bankers’ Acceptances and BA Equivalent Advances

LIBO Rate Loan

Letter of Credit

3.                                      The undersigned certifies to the Agent and to the Lenders that:

[Note: Clauses (a) and (b) to be inserted for each Drawdown that is made under the Working Capital Facility if on the applicable Drawdown Date, the Pro Forma Consolidated Total Funded Debt to Consolidated EBITDA Ratio is greater than or equal to 4.50:1]

(a)                                 on the date hereof, each of the representations and warranties contained in Section 8.1 are true and correct in all material respects as if made on the Drawdown Date (excluding those representations and warranties which are expressly made as of a specific date only); and

(b)                                 on the date hereof, no Default or Event of Default has occurred and is continuing nor will any such event occur as a result of the aforementioned Drawdown;

[Note: Clauses (c), (d), (e) and (f) to be inserted for each Drawdown that is made under the Working Capital Facility if on the applicable Drawdown Date, the Pro Forma Consolidated Total Funded Debt to Consolidated EBITDA Ratio is less than 4.50:1]

(c)                                  on the date hereof, each of the representations and warranties contained in subparagraphs (a), (d), (g), (i), (k) (but subject to clause (e) of this Drawdown Notice below), (l), (n), (o), (q), (s), (w), (x), (y), (z), (aa) and (bb) of Section 8.1 are true and correct in all material respects as if made on the Drawdown Date (excluding those representations and warranties which are expressly made as of a specific date only);

(d)                                 on the date hereof, each of the representations and warranties contained in subparagraphs (b), (c), (e)(i), (e)(iii), (e)(iv), (f)(i), (h), (j), ( m), (r), (t), (u), (cc), (dd) and (ee) of Section 8.1 are true and correct in all material respects as if made on the Drawdown Date but only to the extent each such representation and warranty relates to the Non-Project Business (and for certainty, for the purpose of this clause, each such representation and warranty does not apply to the Material Projects Agreements, the Project, any Property comprising any part of the Project, or the Applicable Laws, Required Permits, Environmental Permits or other Governmental Authorizations that apply to the Project);

(e)                                  on the date hereof:

(i)                                     no Event of Default, or

(ii)                                  Default other than a Project Related Default,

has, in either case, occurred and is continuing nor will any such event occur as a result of the Drawdown [(and provided that, solely for the purpose of this clause, the words “have a Material Adverse Effect or” in Section 9.1(h)(iv) shall be deemed to be deleted from such section in determining whether there has been a Default thereunder)]; and

(f)                                   for certainty, each of the representations and warranties contained in subparagraphs (e)(ii), (f)(ii), (p), (v) and (ff) of Section 8.1 shall not be made or otherwise repeated on the date hereof.

[Note:  Insert the square-bracketed parenthetical provision in (e) if, on the date hereof, there is an Investment Grade Rating.]

4.                                      The Pro Forma Consolidated Total Funded Debt to Consolidated EBITDA Ratio as of the Calculation Date is           : 1, the calculations of which are attached hereto as Exhibit 1.

5.                                      This Notice is irrevocable.

6.                                      Capitalized terms used herein and not otherwise defined herein have the meanings given to them by the Credit Agreement.

DATED this        day of                  ,       , at            a.m., Calgary, Alberta time.

KINDER MORGAN COCHIN ULC

By:
Name:
Title:

Exhibit 1 to Drawdown Notice for Working Capital Facility

Pro Forma Consolidated Total Funded Debt to Consolidated EBITDA Ratio Calculation

(see attached)

ACKNOWLEDGMENT

Each of the undersigned (collectively, the “Guarantors” and each a “Guarantor”) hereby acknowledge and consent to this Agreement and acknowledge, agree and confirm that the Obligor Guarantee made as of June 16, 2017, provided by each Guarantor to the Agent (the “Guarantee”), and all representations, warranties, covenants and other obligations set forth therein, are binding on them and continue in full force and effect as a joint and several guarantee of all of the indebtedness, liabilities and obligations of the Borrowers and Other Obligors to the Guarantee Beneficiaries (as such term is defined in the Guarantee). Each such Guarantor hereby restates the terms set forth in the Guarantee to the extent necessary under the applicable law to give effect to the foregoing. Each Guarantor hereby further acknowledges and agrees that all security granted by it to the Collateral Agent for its own benefit and on behalf of the Guarantee Beneficiaries and others in connection with the Guarantee, the Credit Agreement and any other Loan Documents executed and delivered pursuant thereto or in connection therewith continue in full force and effect, without in any way impairing or derogating from any of the mortgages, pledges, charges, assignments, security interests and covenants therein contained or thereby constituted, as continuing security for all indebtedness, liabilities and other obligations of each Guarantor under the Guarantee and each other Loan Document to which it is a party.

KINDER MORGAN COCHIN ULC		TRANS MOUNTAIN PIPELINE ULC

By:	/s/ Dax A. Sanders	By:	/s/ Dax A. Sanders
	Dax A. Sanders		Dax A. Sanders
	Chief Financial Officer		Chief Financial Officer

KINDER MORGAN CANADA LIMITED PARTNERSHIP, by its general partner, KINDER MORGAN CANADA GP INC.		KINDER MORGAN CANADA GP INC.

By:	/s/ Dax A. Sanders	By:	/s/ Dax A. Sanders
	Dax A. Sanders		Dax A. Sanders
	Chief Financial Officer		Chief Financial Officer

KINDER MORGAN CANADA LIMITED		TRANS MOUNTAIN (JET FUEL) INC.

By:	/s/ Dax A. Sanders	By:	/s/ Dax A. Sanders
	Dax A. Sanders		Dax A. Sanders
	Chief Financial Officer		Chief Financial Officer

KINDER MORGAN CANADA INC.		TRANS MOUNTAIN PIPELINE L.P., by its general partner, TRANS MOUNTAIN PIPELINE ULC

By:	/s/ Dax A. Sanders	By:	/s/ Dax A. Sanders
	Dax A. Sanders		Dax A. Sanders
	Chief Financial Officer		Chief Financial Officer

KM CANADA MARINE TERMINAL LIMITED PARTNERSHIP, by its general partner, KM CANADA TERMINALS GP ULC		KM CANADA NORTH 40 LIMITED PARTNERSHIP, by its general partner, KM CANADA TERMINALS GP ULC

By:	/s/ Dax A. Sanders	By:	/s/ Dax A. Sanders
	Dax A. Sanders		Dax A. Sanders
	Chief Financial Officer		Chief Financial Officer

BASE LINE TERMINAL EAST LIMITED PARTNERSHIP, by its general partner, KM CANADA RAIL HOLDINGS GP LIMITED		KM CANADA EDMONTON SOUTH RAIL TERMINAL LIMITED PARTNERSHIP, by its general partner, KM CANADA RAIL HOLDINGS GP LIMITED

By:	/s/ Dax A. Sanders	By:	/s/ Dax A. Sanders
	Dax A. Sanders		Dax A. Sanders
	Chief Financial Officer		Chief Financial Officer

KM CANADA EDMONTON NORTH RAIL TERMINAL LIMITED PARTNERSHIP, by its general partner, KM CANADA RAIL HOLDINGS GP LIMITED		TRANS MOUNTAIN PIPELINE (PUGET SOUND) LLC

By:	/s/ Dax A. Sanders	By:	/s/ Dax A. Sanders
	Dax A. Sanders		Dax A. Sanders
	Chief Financial Officer		Chief Financial Officer

KM CANADA RAIL HOLDINGS GP LIMITED		KM CANADA TERMINALS GP ULC

By:	/s/ Dax A. Sanders	By:	/s/ Dax A. Sanders
	Dax A. Sanders		Dax A. Sanders
	Chief Financial Officer		Chief Financial Officer